                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a vice president and controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1994 94-3 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from November 1, 1994 to November 30, 1994 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12 day of December, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  -----------------------------
                                    Robley D. Evans
                                    Vice President and Controller

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.60%, 7.45%, 7.80%,
                                  8.05%, 8.40%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-3
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                November, 1994

                             CUSIP#'S  393505-CJ9, CK6, CL4, CM2, CN0
                             TRUST ACCOUNT #3331944-0
                             REMITTANCE DATE: 12/15/94

                                             Total $        Per $1,000
                                              Amount         Original
                                         --------------     -----------
Class A Certificates
- --------------------
(1)  Amount available (including Monthly
     Servicing Fee)                       $2,659,160.24

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Interest              293,492.83     4.97445475
          b. Class A-2 Interest              192,458.33     6.20833323
          c. Class A-3 Interest              130,000.00     6.50000000
          d. Class A-4 Interest              181,125.00     6.70833333
          e. Class A-5 Remittance Rate
              (8.40%,unless Weighted Average
               Contracte Rate is below 8.40%)     8.40%
          f. Class A-5 Interest              268,338.00     7.00000000

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                              .00            .00

     (4)  Remaining:
          a. Unpaid Class A Interest
             Shortfall                              .00            .00

B.   Principal
     (5)  Formula Principal Distribution
          Amount                             985,249.65            N/A
          a. Scheduled Principal             445,543.35            N/A
          b. Principal Prepayments           539,706.30            N/A
          c. Liquidated Contracts                   .00            N/A
          d. Repurchases                            .00            N/A

     (6)  Pool Scheduled Principal
            Balance                      190,381,843.97    966.38194429
    (6a)  Pool Factor                         .96638194

     (7)  Unpaid Class A Principal Shortfall
          (if any)following prior Remittance
          date                                      .00

     (8)  Class A Percentage for such Remittance
          Date (Until Class B Cross-Over Date,
          and on each Remittance Date thereafter
          unless each Class B Principal
          Distribution Test is satisfied, equals
          Class A Principal Balance divided by
          pool Scheduled Principal Balance)      88.69%

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.60%, 7.45%, 7.80%,
                                  8.05%, 8.40%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-3
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                 November, 1994

                              CUSIP#'S  393505-CJ9, CK6, CL4, CM2, CN0
                              TRUST ACCOUNT #3331944-0
                              REMITTANCE DATE: 12/15/94

                                             Total $        Per $1,000
                                              Amount         Original
                                         --------------     -----------
     (9)  Class A Percentage for the following
          Remittance Date                        88.62%

    (10)  Class A Principal Distribution:
          a. Class A-1                       985,249.65     16.69914661
          b. Class A-2                              .00             .00
          c. Class A-3                              .00             .00
          d. Class A-4                              .00             .00
          e. Class A-5                              .00             .00

    (11)  Class A-1 Principal Balance     52,377,082.97    887.74716898
   (11a)  Class A-1 Pool Factor               .88774717

    (12)  Class A-2 Principal Balance     31,000,000.00    1000.0000000
   (12a)  Class A-2 Pool Factor              1.00000000

    (13)  Class A-3 Principal Balance     20,000,000.00    1000.0000000
   (13a)  Class A-3 Pool Factor              1.00000000

    (14)  Class A-4 Principal Balance     27,000,000.00    1000.0000000
   (14a)  Class A-4 Pool Factor              1.00000000

    (15)  Class A-5 Principal Balance     38,334,000.00    1000.0000000
   (15a)  Class A-5 Pool Factor              1.00000000

    (16)  Unpaid Class A Principal Shortfall
          (if any)following current Remittance
          Date                                      .00

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

    (17)  31-59 days                       1,246,470.48              50

    (18)  60 days or more                    665,014.01              27

    (19)  Current Month Repossessions        158,692.61               6

    (20)  Repossession Inventory             362,562.23              13

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.60%, 7.45%, 7.80%,
                                  8.05%, 8.40%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-3
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                 November, 1994

                              CUSIP#'S  393505-CJ9, CK6, CL4, CM2, CN0
                              TRUST ACCOUNT #3331944-0
                              REMITTANCE DATE: 12/15/94

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in July 2000)


  (21)  Average Sixty-Day Delinquency Ratio Test

        (a) Sixty-Day Delinquency Ratio for current
            Remittance Date                                          .35%

        (b) Average Sixty-Day Delinquency Ratio (arithmetic
            average of ratios for this month and two preceding
            months; may not exceed 4%)                               .23%

  (22)  Average Thirty-Day Delinquency Ratio Test

        (a) Thirty-Day Delinquency Ratio for current
            Remittance Date                                          .65%

        (b) Average Thirty-Day Delinquency Ratio (arithmetic
            average of ratios for this month and two preceding
            months; may not exceed 6%)                               .60%

  (23)  Cumulative Realized Losses Test

        (a) Cumulative Realized Losses for the current Remittance
            Date (as a percentage of Cut-off Date Pool Principal
            Balance; may not exceed 7% from July 1, 1999 to
            June 30, 2000, 9% from July 1, 2000 to
            June 30, 2001 and 10% thereafter)                       .003%

  (24)  Current Realized Losses Test

        (a) Current Realized Losses for current Remittance
            Date                                               (5,302.83)

        (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
            arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
            may not exceed 2.50%)                                    .02%

  (25)  Class B Principal Balance Test

        (a) Class B Principal Balance (before any distributions
            on current Remittance Date) divided by pool Scheduled
            Principal Balance for prior Remittance date (must
            equal or exceed 22%) and the Class B Principal Balance
            as of such Remittance Date is greater than or equal
            to $3,940,095.22                                       11.32%

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.30%, 8.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-3
                           CLASS B and C CERTIFICATES
                                 MONTHLY REPORT
                                 November, 1994

                                   CUSIP#'S 393505CP5, CQ3
                                   REMITTANCE DATE: 12/15/94

                                                 Total $     Per $1,000
                                                  Amount      Original
                                              -------------  ----------
CLASS B1 CERTIFICATES
- ---------------------

 (1)  Amount Available less the Class A
      Distribution Amount (including Monthly
      Servicing Fee)                             608,496.43

 (2)  Class B-1 Remittance Rate (8.30% unless
      Weighted Average Contract Rate is
      below 8.30%)                                    8.30%

 (3)  Aggregate Class B1 Interest                 61,316.25   6.91666667

 (4)  Amount applied to Unpaid Class
      BI Interest Shortfall                             .00          .00

 (5)  Remaining unpaid Class B1
      Interest Shortfall                                .00          .00

 (6)  Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date          .00

 (7)  Class B Percentage for such Remittance Date
      (until Class B Cross-over Date, and on each
      Remittance Date thereafter unless each Class
      B Principal Distribution Test is satisfied,
      equals zero.  Thereafter, if each Class B
      Principal Distribution Test is satisfied,
      equals 100% minus Class A Percentage)             .00

(7a)  Class B Percentage for the following
      Remittance Date                                   .00

 (8)  Class B1 Principal (Class B Percentage of
      Formula Principal Distribution Amount)            .00

(9a)  Class B1 Principal Shortfall                      .00

(9b)  Unpaid Class B1 Principal Shortfall               .00

(10)  Class B Principal Balance               21,670,761.00

(11)  Class B1 Principal Balance               8,865,000.00

                        GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.30%, 8.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-3
                           CLASS B and C CERTIFICATES
                                 MONTHLY REPORT
                                 November, 1994
                                     Page 2

                                   CUSIP#'S 393505CP5, CQ3
                                   REMITTANCE DATE: 12/15/94

Class B2 and C Certificates
- ---------------------------
(12)  Remaining Amount Available                 547,180.18

(13)  Class B-2 Remittance Rate (8.65%
      unless Weighted Average Contract
      Rate is less than 8.65%)                        8.65%

(14)  Aggregate Class B2 Interest                 92,308.19   7.20833303

(15)  Amount applied to Unpaid Class
      B2 Interest Shortfall                             .00          .00

(16)  Remaining Unpaid Class B2
      Interest Shortfall                                .00          .00

(17)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date          .00

(18)  Class B2 Principal Liquidation Loss Amount        .00

(19)  Class B2 Principal (zero until Class B1
      paid down; thereafter, Class B Percentage
      of Formula Principal Distribution Amount)         .00

(20)  Guarantee Payment                                 .00

(21)  Class B2 Principal Balance              12,805,761.00

(22)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive
      at Amount Available if the Company is
      not the Servicer; deducted from funds
      remaining after payment of Class A
      Distribution Amount and Class B1 and B2
      Distribution Amount; if the Company
      is the Servicer)                            79,736.29

(23)  Class C Residual Payment                   375,135.70

(24)  Repossessed Contracts                      158,692.61

(25)  Repossessed Contracts Remaining
      in Inventory                               362,562.23

(26)  Weighted Average Contract Rate               10.66531